Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Pervasip Corp. (the “Company”), on Form 10-Q for the quarter ended August 31, 2012, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Paul H. Riss, Principal Executive Officer and Principal Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the quarter ended August 31, 2012, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the quarter ended August 31, 2012, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Pervasip Corp.

Date: October 22, 2012	By:	/s/ Paul H. Riss
Paul H. Riss
Principal Executive Officer, Principal Financial Officer Pervasip Corp.